GOING CONCERN	9 Months Ended
Nov. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

2. GOING CONCERN

The accompanying unaudited consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

For the nine months ended November 30, 2023, the Company had negative cash flow from operating activities of $9,378,427. As of November 30, 2023, the Company has an accumulated deficit of $125,535,116, and negative working capital of $12,944,810. Management does not anticipate having positive cash flow from operations in the near future. These factors raise a substantial doubt about the Company’s ability to continue as a going concern for the twelve months following the issuance of these financial statements.

The Company does not have the resources at this time to repay its credit and debt obligations, make any payments in the form of dividends to its shareholders or fully implement its business plan. Without additional capital, the Company will not be able to remain in business.

Management has plans to address the Company’s financial situation as follows:

Management is committed to raise either non-dilutive funds or minimally dilutive funds. There is no assurance that these funds will be able to be raised nor can we provide assurance that these possible raises may not have dilutive effects. In March 2023, the Company entered into an equity financing agreement whereby an investor will purchase up to $30,000,000 of the Company’s common stock at a discount over a two-year period. In March and April 2023 the Company reduced personnel that were working on far-future solutions as well as other department reductions. Combined with other cost cutting measures management estimates it reduced the monthly expense burn by $ 200,000 - $ 300,000 with little impact on short and medium term operations. Management believes that it has the necessary support to continue operations by continuing its funding methods in the following ways : growing revenues ,equity proceeds and non-convertible debt. Management has had many recent conversations with the Company’s primary debt holder and believes that the non-convertible debt on the balance sheet will be extended. Management notes that non-convertible debt on the books has been extended by this debt holder twice in the past and notes that this debt holder has been a strong supporter of the Company.

Management is committed to raise either non-dilutive funds or minimally dilutive funds. There is no assurance that these funds will be able to be raised nor can we provide assurance that these possible raises may not have dilutive effects. The Company year to date November 30, 2023 has raised an additional $7.5 million net of issuance costs through the sale of its common shares and an additional $1.4 million through the issuance of debt. The Company has raised an additional $1.5 million net of issuance costs through the sale of its common shares subsequent to quarter end through to reporting date.

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)